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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                    Date of Report (Date of earliest event
                          reported): January 17, 2001


                       POOLED AUTO SECURITIES SHELF LLC
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                     333-45546                 52-2233151
----------------------------       -----------------       ---------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)

   One First Union Center
 Charlotte, North Carolina                                         28288
 -------------------------                                      ------------
   Address of Principal                                          (Zip Code)
    Executive Offices

       Registrant's telephone number, including area code (704) 374-8437

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Item 5.   Other Events.

Filing of Certain Agreements:
----------------------------

     On January 25, 2001, Pooled Auto Securities Shelf LLC (the "Company") entered into an amended and restated trust agreement, dated as of January 1, 2001 (the "Trust Agreement"), between the Company, as depositor, and Wilmington Trust Company, as trustee. The Trust Agreement is attached hereto as Exhibit 4.1.

     On January 25, 2001, CarMax Auto Owner Trust 2001-1 (the "Issuer") and Bankers Trust Company, as trustee (the "Indenture Trustee"), entered into an indenture, dated as of January 1, 2001 (the "Indenture"). The Indenture is attached hereto as Exhibit 4.2.

     On January 25, 2001, the Company entered into a sale and servicing agreement, dated as of January 1, 2001 (the "Sale and Servicing Agreement"), among the Company, as depositor, the Issuer and CarMax Auto Superstores, Inc. ("CarMax"), as seller and servicer. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1.

     On January 25, 2001, the Company entered into an indemnification agreement, dated January 18, 2001 (the "Indemnification Agreement"), among the Insurer, CarMax, as seller, the Company, First Union Corporation and First Union Securities, Inc., as representative (the "Representative) of the several underwriters named in the underwriting agreement, dated January 18, 2001, between the Representative and the Company. The Indemnification Agreement is attached hereto as Exhibit 10.2.

     On January 25, 2001, the Company entered into a receivables purchase agreement, dated as of January 1, 2001 (the "Receivables Purchase Agreement"), between CarMax, as seller, and the Company, as purchaser. The Receivables Purchase Agreement is attached hereto as Exhibit 10.3.

Filing of Financial Guaranty Insurance Policy:
---------------------------------------------

     The Company is filing herewith the financial guaranty insurance policy which was issued by the Insurer (the "Policy") in connection with the Trust. The Policy is attached hereto as Exhibit 10.4.

Filing of Independent Auditors' Consents:
----------------------------------------

     The Company is filing herewith the consent (the "KPMG Consent") of KPMG LLP ("KPMG") to the use of its name in the prospectus supplement, dated January 18, 2001 ("Prospectus Supplement"), for the Trust under the caption "Experts" in the Prospectus Supplement. The KPMG Consent is attached hereto as Exhibit 23.1.

     The Company is filing herewith the consent (the "Coopers Consent") of PricewaterhouseCoopers LLP ("Coopers") to the use of its name in the prospectus supplement, dated January 18, 2001 ("Prospectus Supplement"), under the caption "Experts" in the Prospectus Supplement. The Coopers Consent is attached hereto as Exhibit 23.2.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          (4.1) Amended and Restated Trust Agreement, dated as of January 1, 2001, between the Company, as depositor, and Wilmington Trust Company, as trustee.

          (4.2) Indenture, dated as of January 1, 2001, between the Issuer and the Indenture Trustee.

          (10.1) Sale and Servicing Agreement, dated as of January 1, 2001, among the Company, as depositor, the Issuer and CarMax, as seller and servicer.

          (10.2) Indemnification Agreement, dated January 18, 2001, among the Insurer, CarMax, as seller, the Company, First Union Corporation and the Representative.

          (10.3) Receivables Purchase Agreement, dated as of January 1, 2001, between CarMax, as seller, and the Company, as purchaser.

          (10.4) Policy, dated January 25, 2001, which was issued by the Insurer.

          (23.1)    KPMG Consent, dated January 9, 2001, of KPMG.

          (23.2)    Coopers Consent, dated January 12, 2001, of Coopers.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POOLED AUTO SECURITIES SHELF LLC



                              By: /s/ John A. Foxgrover
                                  John A. Foxgrover
                                  Vice President

Dated: February 6, 2001

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                               Index to Exhibits
                               -----------------

Exhibit
-------

(4.1) Amended and Restated Trust Agreement, dated as of January 1, 2001, between the Company, as depositor, and Wilmington Trust Company, as trustee.

(4.2) Indenture, dated as of January 1, 2001, between the Issuer and the Indenture Trustee.

(10.1) Sale and Servicing Agreement, dated as of January 1, 2001, among the Company, as depositor, the Issuer and CarMax, as seller and servicer.

(10.2) Indemnification Agreement, dated January 18, 2001, among the Insurer, CarMax, as seller, the Company, First Union Corporation and the Representative.

(10.3) Receivables Purchase Agreement, dated as of January 1, 2001, between CarMax, as seller, and the Company, as purchaser.

(10.4)    Policy, dated January 25, 2001, which was issued by the Insurer.

(23.1)    KPMG Consent, dated January 9, 2001, of KPMG.

(23.2)    Coopers Consent, dated January 12, 2001, of Coopers.

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